**SETTLEMENT AGREEMENT AND
MUTUAL GENERAL RELEASE OF ALL CLAIMS**

This Settlement Agreement and Mutual General Release of All Claims (hereinafter referred to as the "Agreement") is entered into and effective as of the 11th day of September, 2013 by and between the following parties:

(1) SAND DOLLAR PARTNERS, LLC (hereinafter referred to as "Sand Dollar");

(2) ISLET SCIENCES, INC. (hereinafter referred to as "Islet Sciences");

(3) JOHN STEEL (hereinafter referred to as "Steel");

(4) JONATHAN LAKEY (hereinafter referred to as "Lakey");

(5) MICHAEL J. KINKELAAR (hereinafter referred to as "Kinkelaar"); and

(6) PROCOPIO, CORY, HARGREAVES & SAVITCH LLP (hereinafter referred to as "Procopio Cory").

I.
DEFINITIONS

(1) Islet Sciences, Steel and Lakey shall collectively be referred to as the "Islet Defendants" throughout this Agreement.

(2) Kinkelaar and Procopio Cory shall collectively be referred to as the "Procopio Defendants" throughout this Agreement.

(3) All of the above-referenced parties to this Agreement shall hereinafter collectively be referred to as the "Parties" and individually as a "Party."

(4) The lawsuit filed by Sand Dollar against the Islet Defendants and the Procopio Defendants on April 20, 2012, which is currently venued in the Southern

KNLH\1182838.2

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District of California (Case No. 3:12-cv-02969 MMA (RBB)), shall hereinafter be referred to as the "Subject Litigation."

(5) In addition to the Parties to this Agreement, Dan Rhodes ("Rhodes"), an individual who was never an officer or director of Islet Sciences, but may have been a shareholder of Islet Sciences, was named as a defendant in the Subject Litigation. However, Rhodes has not been served nor has he appeared in the Subject Litigation, and Rhodes is not a signatory to this Agreement. Notwithstanding that Rhodes may be a past shareholder of Islet Sciences, the Parties agree that, subject to Paragraph VII(2), Rhodes is expressly excluded from the releases in Paragraph IV(4), Paragraph V(5) and Paragraph VI(3) below.

(6) The Parties entered into a contingent settlement agreement on the record in a settlement conference before U.S. Magistrate Ruben B. Brooks on September 11, 2013, which date shall be referred to as the "Contingent Settlement Date," and the Parties all confirmed their agreement to the settlement terms in separate filings made in the Subject Litigation on September 13, 2013.

II. PURPOSE

This Agreement is made in order (1) to set forth the Parties' respective duties and obligations relating to claims that have been made against the Islet Defendants and the Procopio Defendants arising from, and relating to, the Subject Litigation; and (2) to resolve any and all differences and disputes that exist between the Parties. In making this Agreement, none of the Parties to this Agreement is admitting the sufficiency or adequacy of any claims, allegations, assertions, contentions, or positions of the other

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Parties, or the sufficiency or adequacy of any defense to any such claims, allegations, assertions, contentions, or positions. The Parties to this Agreement have agreed to enter into this Agreement to avoid further expense, inconvenience, and distraction of further litigation and to be free of further liability from each other, except as otherwise provided herein.

III.
RECITALS

This Agreement is made with reference to the following facts:

(1) On May 4, 2010, Islet Sciences was incorporated in the State of Delaware. At the time of its incorporation, Kinkelaar was named as Islet Sciences' sole incorporator.

(2) On May 17, 2010, Islet Sciences executed a $500,000 Promissory Note in favor of Sand Dollar (hereinafter the "Promissory Note").

(3) From May to August, 2010, Sand Dollar transferred $357,000 in cash to Islet Sciences under the terms of the Promissory Note.

(4) On September 15, 2010, Sand Dollar provided notice of its election to convert its entire interest in the Promissory Note into common stock of Islet Sciences.

(5) Shortly after Islet Science's receipt of Sand Dollar's conversion notice, disputes then arose over the percentage of Islet Sciences common stock to which Sand Dollar was entitled.

(6) On October 29, 2010, Islet Sciences issued a share certificate for 3,570,000 shares of common stock to Sand Dollar (the "Sand Dollar Stock Certificate"), representing what was then approximately 17.85% of the common

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stock of Islet Sciences, notwithstanding Sand Dollar's claim that it was entitled to 25% of the common stock of Islet Sciences upon conversion of the Promissory Note, a claim which Islet Sciences disputed.

(7) Sand Dollar accepted the Sand Dollar Stock Certificate, subject to reservation of its rights under its claim.

(8) On April 20, 2012, Sand Dollar filed the Subject Litigation against the Islet Defendants, Rhodes and the Procopio Defendants.

(9) The Parties now wish to fully and completely settle and dispose of any and all claims, demands, and potential causes of action including, but not limited to, those arising out of, connected with, or incidental to the Subject Litigation, with the exception of those obligations set forth herein.

IV.
AGREEMENT BY AND BETWEEN SAND DOLLAR AND THE PROCOPIO DEFENDANTS

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sand Dollar and the Procopio Defendants agree as follows:

(1) **Recitals**. The recitals set forth above are incorporated herein by reference and are made part of this Agreement between Sand Dollar and the Procopio Defendants.

(2) **Payment**. In consideration for Sand Dollar's agreement to waive and release any and all claims it may now have, has ever had, or may have in the future against the Procopio Defendants, the Procopio Defendants shall instruct their counsel

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to release to Sand Dollar's counsel the sum of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS AND ZERO CENTS ($125,000.00) to Sand Dollar on or before **October 30, 2013,** that is, a date that Sand Dollar and the Procopio Defendants have agreed to subsequent to the Contingent Settlement Date, and otherwise in accordance with the October 10, 2013 letter between counsel for each of Sand Dollar and the Procopio Defendants.

(3) **Independent Agreement**. Immediately upon the delivery to Sand Dollar of $125,000.00, the Procopio Defendants shall be unconditionally and forever dismissed with prejudice and released from the Subject Litigation. The release and dismissal with prejudice of the Procopio Defendants from the Subject Litigation shall fully and completely release and dismiss them with prejudice from any claims, demands, and potential causes of action including, but not limited to, those arising out of, connected with, or incidental to, the Subject Litigation, except for the obligations of each Procopio Defendant expressly provided herein. Islet Sciences' failure to fulfill its obligations to Sand Dollar per the terms of this Agreement shall not give Sand Dollar any right to make a claim against the Procopio Defendants under any theory of liability, claim or cause of action whatsoever in respect of Islet Sciences' failure.

(4) **Mutual Releases and Discharge**.

a. Sand Dollar's Release and Discharge of the Procopio Defendants. As part of this Agreement between Sand Dollar and the Procopio Defendants, Sand Dollar does hereby and for its past, present and future o fficers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors,

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administrators and representatives and all persons and entities acting by, through, under or in concert with it, completely releases, acquits and fully, finally and forever discharges the Procopio Defendants, their (in each case and as intended third-party beneficiaries) past, present and future officer, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with them (collectively the "Procopio Released Parties") from any and all claims, actions, rights, attorneys' fees, obligations, costs, liens, judgments, demands, damages, liabilities, expenses, compensations and causes of action of any and every kind, nature and character whatsoever, known or unknown, which Sand Dollar may now have, has ever had or may have in the future against the Procopio Defendants or the Procopio Released Parties including, but not limited to, those based upon, related to, arising out of or in any way connected with the Subject Litigation, or the allegations made therein, based on any theory of recovery, except for the obligations of each Procopio Defendant expressly provided herein.

b. The Procopio Defendants' Release and Discharge of Sand Dollar. As p art of this Agreement between Sand Dollar and the Procopio Defendants, the Procopio Defendants do hereby and for their past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with them, completely release, acquit and fully, finally and forever

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discharge Sand Dollar, its (In each case and as intended third-party beneficiaries) past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, creditors, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with it (collectively the "Sand Dollar Released Parties") from any and all claims, actions, rights, attorneys' fees, obligations, costs, liens, judgments, demands, damages, liabilities, expenses, compensations and causes of action of any and every kind, nature and character whatsoever, known or unknown, which the Procopio Defendants may now have, have ever had or may have in the future against Sand Dollar and the Sand Dollar Released Parties including, but not limited to, those based upon, related to, arising out of or in any way connected with the Subject Litigation, or the allegations made therein, based on any theory of recovery, except for Sand Dollar's obligations expressly provided herein.

V.
AGREEMENT BY AND BETWEEN
SAND DOLLAR AND THE ISLET DEFENDANTS

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sand Dollar and the Islet Defendants agree as follows:

(1) **Recitals**. The recitals set forth above are incorporated herein by reference and are made part of this Agreement between Sand Dollar and the Islet Defendants.

(2) **Payment**.

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a. <u>Cash Payment by Islet Sciences</u>. In consideration for Sand Dollar's agreement to waive and release any and all claims it may now have, has ever had, or may have in the future against the Islet Defendants, and for the dismissal with prejudice of the entire Subject Litigation, Islet Sciences shall pay the sum of FIVE HUNDRED THOUSAND DOLLARS AND ZERO CENTS ($500,000.00) to Sand Dollar (the "Islet Cash Payment"), which amount shall be payable as follows.

i. The sum of TWO HUNDRED FORTY TWO THOUSAND DOLLARS AND ZERO CENTS ($242,000.00) (the "First Installment") shall be paid by Islet Sciences to Sand Dollar on or before **January 9, 2014** (the "First Installment Payment Date"), that is, a date 120 calendar days after the Contingent Settlement Date; and

ii. The sum of TWO HUNDRED FIFTY EIGHT THOUSAND DOLLARS AND ZERO CENTS ($258,000.00) (the "Second Installment") shall be paid by Islet Sciences to Sand Dollar on or before **April 9, 2014** (the "Second Installment Payment Date"), that is, a date 210 calendar days after the Contingent Settlement Date;

iii. Payment shall be made in U.S. currency in immediately certifiable funds by wire transfer to the following account (the "RLL Trust Account"):

Bank of America Trust:

Routing number: 026009593

Account number: 000012842942

Name of Account – Arizona Bar Foundation Trust

Rusing Lopez & Lizardi, P.L.L.C.

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b. Amounts not timely paid will bear interest at the applicable rate of interest applicable to judgments of money damages by the United States Federal Courts from the date payment was due until the amounts are paid in full. Pursuant to Paragraph V(4)B below, the payment obligations of Islet Sciences may be advanced upon the sale of the Sand Dollar Shares (as defined below).

(3) **Warrants To Be Issued**

a. Issuance of Warrants by Islet Sciences. In further consideration for Sand Dollar's execution and delivery of this Agreement, Islet Sciences shall duly issue to Sand Dollar a total of ONE HUNDRED THOUSAND (100,000) warrants of Islet Sciences' common stock (the "Islet Warrants"), in three separate groups of Islet Warrants as described below, dated the date on which this Settlement Agreement is signed and delivered by the Parties, in a form reasonably acceptable to Sand Dollar (including cashless and net exercise provisions) and exercisable as provided herein. The Islet Warrants must be duly authorized by all necessary corporate action by Islet Sciences and the underlying shares of common stock duly reserved for issuance upon exercise of the Islet Warrants. Upon exercise of the Islet Warrants, those shares will be deemed duly issued, fully paid and nonassessable. The three groups of Islet Warrants will be issued and may be exercised as follows:

i. On and after **September 11, 2014,** that is, one (1) year after the Contingent Settlement Date, Sand Dollar shall be entitled to purchase FORTY THOUSAND (40,000) shares of Islet Scie nces' common stock at a strike price of THIRTY CENTS ($0.30) per share. If Sand Dollar elects to exercise its warrants under this provision, it must provide written notice of its intention to do so to Islet

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Sciences any time on or after September 11, 2014 and must complete the exercise before September 11, 2015, which is the term of the first group of Islet Warrants.

ii. On or after **September 11, 2015**, that is, two (2) years after the Contingent Settlement Date, Sand Dollar shall be entitled to purchase THIRTY THOUSAND (30,000) shares of Islet Sciences' common stock at a strike price of FORTY CENTS ($0.40) per share. If Sand Dollar elects to exercise its warrants under this provision, it must provide written notice of its intention to do so to Islet Sciences anytime on or after September 11, 2015, and must complete the exercise before September 11, 2016, which is the term of the second group of Islet Warrants.

iii. On or after **September 11, 2016**, that is, three (3) years after the Contingent Settlement Date, Sand Dollar shall be entitled to purchase THIRTY THOUSAND (30,000) shares of Islet Sciences' common stock at a strike price of FIFTY CENTS ($0.50) per share. If Sand Dollar elects to exercise its warrants under this provision, it must provide written notice of its intention to do so to Islet Sciences anytime on or after September 11, 2016, and must complete the exercise before September 11, 2017, which is the term of the third group of the Islet Warrants.

iv. Any Islet Warrants not exercised in the respective one year periods for each of the three groups of Islet Warrants shall become null and of no effect.

v. Promptly after the execution and delivery of this Settlement Agreement by Sand Dollar, Islet Sciences shall prepare and provide to Sand Dollar a form of warrant for Sand Dollars' review and approval, whereupon the Parties will engage in good faith discussions directed to finalizing that warrant. If Islet Sciences and Sand Dollar are unable to agree on the form of warrant within sixty (60) days after the

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execution and delivery of this Settlement Agreement, the Parties will submit the dispute to the Honorable Ruben B. Brooks, Magistrate Judge of the Southern District of California, in accordance with Paragraph VII(6) below.

(4)A **Delivery of Sand Dollar Share Certificate In Trust**. In consideration for the promises and agreements to make full and timely payment of the First Installment and the Second Installment and issuance of other consideration set forth in Paragraph V(3) above, and to provide for the possible early payment of amounts due to Sand Dollar from Islet Sciences, Sand Dollar agrees to authorize the sale of the Islet Sciences 3,570,000 shares of common stock that were issued to Sand Dollar by Islet Sciences on October 29, 2010 (the "Sand Dollar Shares") as provided in this Agreement. Promptly after the execution and delivery of this Agreement, Sand Dollar shall surrender the Islet Sciences certificate representing the Sand Dollar Shares (the "Sand Dollar Certificate") to Michael L. Kirby, counsel for the Islet Defendants, to be held in trust in accordance with the Agreement, along with any endorsements and a medallion guaranteed stock power that Islet Science may reasonably request that may be necessary to effect the transfer of the Sand Dollar Shares represented by the Sand Dollar Certificate, executed in blank to attorney Michael L. Kirby to be held in trust by Mr. Kirby, unless and until all of the terms and conditions of Paragraph V(4)B below have been satisfied. Unless and until the sale of the Sand Dollar Shares has been completed as provided herein, Sand Dollar shall continue as the stockholder of record with respect to the Sand Dollar Shares with full rights of ownership thereof accorded to Sand Dollar, including without limitation the full right to vote and receive dividends, if and when declared, in respect of the Sand Dollar Shares. If Islet Sciences fails to timely

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pay the amounts due to Sand Dollar under this agreement, whether in accordance with Paragraph V(2) above or Paragraph V(4)B below, as the case may be, Mr. Kirby shall promptly return to Sand Dollar the Sand Dollar Certificate or any stock certificate subsequently issued to represent any remaining Sand Dollar Shares not sold pursuant to Paragraph 4(B).

(4)B **Potential Interim Sales of Sand Dollar Shares to Third Parties.**

(a) Mr. Kirby, as escrow agent for the Sand Dollar Shares, shall be authorized hereunder to retain, on behalf of Sand Dollar, COVA Capital Partners, LLC ("COVA Capital"), a duly licensed securities broker-dealer registered with the Financial Industry Regulatory Authority (FINRA), in order to sell for the benefit of Sand Dollar all or at least half of those shares of Sand Dollar Shares to one or more third persons, provided that the sale price for half of the Sand Dollar Shares would result in at least $250,000 net sales proceeds being payable to Sand Dollar, or result in at least $500,000 net sales proceeds being payable to Sand Dollar for the sale of all of the Sand Dollar Shares;

(b) All (100%) of the net sales proceeds due from the sale of such shares shall be remitted to Mr. Kirby's law firm trust account and then paid solely to Sand Dollar until the full $500,000 due to Sand Dollar from Islet Sciences under this Agreement has been paid, and not one dollar of the net sales proceeds may be used for the benefit of Islet Sciences or its other creditors until Sand Dollar has been paid the full $500,000 due from Islet Sciences under this Agreement;

(c) Sand Dollar shall be entitled to receive the first $500,000 of net sales proceeds from the sale of the Sand Dollar Shares of common stock pursuant to

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this Paragraph V(4)B, even if the First Installment and/or Second Installment is not yet due to Sand Dollar from Islet Sciences under this Agreement;

(d) Except as provided in subparagraph V(4)B(e) below, Michael L. Kirby shall only transmit the original Sand Dollar Certificate for all of the Sand Dollar Shares when his law firm has received good funds in its trust account representing net sales proceeds of at least $500,000 due to Sand Dollar, and Mr. Kirby shall wire those funds for the benefit of Sand Dollar to the RLL Trust Account on or before the date three business days after receipt of those funds in Mr. Kirby's law firm's trust account;

(e) If COVA Capital is able to initially sell only half of the Sand Dollar Shares, and if Michael L. Kirby has received at least $250,000 in good funds in his firm's trust account for the net sale proceeds from half of those shares by January 8, 2014, Mr. Kirby is then authorized to deliver the original Sand Dollar Certificate to Islet Sciences, but only after he has received a new duly issued Islet Sciences share certificate in Sand Dollar's name representing one-half the number of Sand Dollar Shares, and he shall continue to hold that new Islet Sciences share certificate in trust as required by this Agreement. Mr. Kirby shall wire hold the funds received from the sale of half of the Sand Dollar Shares for the benefit of Sand Dollar to the RLL Trust Account on or before the date three business days after receipt of those funds in Mr. Kirby's law firm's trust account;

(f) If there is no sale of the shares of Islet Sciences common stock as described in the preceding subparagraphs of 4(B), the original Sand Dollar Certificate shall remain held in trust by Mr. Kirby, subject to return to Sand Dollar pursuant to the

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last sentence of Paragraph V(4)A above and the provisions of this Agreement shall control; and

(g) If the net sales proceeds from the sale of the Sand Dollar Shares exceed $500,000, Sand Dollar shall have no interest whatsoever in or right to any such proceeds in excess of $500,000.

(5) **Mutual Releases and Discharge**.

a. Sand Dollar's Release and Discharge of the Islet Defendants. As part of this Agreement between Sand Dollar and the Islet Defendants, Sand Dollar does hereby and for its past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with it, completely releases, acquits and fully, finally and forever discharges the Islet Defendants, their (in each case and as intended third-party beneficiaries) past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliate, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with them (collectively the "Islet Released Parties") from any and all claims, actions, rights, attorneys' fees, obligations, costs, liens, judgments, demands, damages, liabilities, expenses, compensations and causes of action of any and every kind, nature and character whatsoever, known or unknown, which Sand Dollar may now have, has ever had or may have in the future

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against the Islet Defendants or the Islet Released Parties including, but not limited to, those based upon, related to, arising out of or in any way connected with the Subject Litigation, or the allegations made therein, based on any theory of recovery, except for Islet Sciences' obligations expressly provided herein.

b. The Islet Defendants' Release and Discharge of Sand Dollar. As part of this Agreement between Sand Dollar and the Islet Defendants, the Islet Defendants do hereby and for their past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all p ersons and entities acting by, through, under or in concert with them, completely release, acquit and fully, finally and forever discharge Sand Dollar, its (in each case and as intended third-party beneficiaries) past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrator and representatives and all persons and entities acting by, through, under or in concert with it (collectively the "Sand Dollar Released Parties") from any and all claims, actions, rights, attorneys' fees, obligations, costs, liens, judgments, demands, liabilities, expenses, compensations and causes of action of any and every kind, nature and character whatsoever, known or unknown, which the Islet Defendants may now have, have ever had or may have in the future against Sand Dollar and the Sand Dollar Released Parties including, but not limited to, those based upon, related to, arising out of or in any way connected with the

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Subject Litigation, or the allegations made therein, based on any theory of recovery, except for Sand Dollars' obligation expressly provided herein.

VI.
AGREEMENT BY AND BETWEEN THE PROCOPIO DEFENDANTS AND THE ISLET DEFENDANTS

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Procopio Defendants and the Islet Defendants agree as follows:

(1) **Recitals**. The recitals set forth above are incorporated herein by reference and are made part of this Agreement between the Procopio Defendants and the Islet Defendants.

(2) **Independent Agreement**. In consideration for the Procopio Defendants' contribution to the $625,000 global settlement reached on the Contingent Settlement Date, the Islet Defendants agree that immediately upon the delivery to Sand Dollar of $125,000.00, the Procopio Defendants shall be unconditionally and forever dismissed with prejudice and released from the Subject Litigation. The release and dismissal with prejudice of the Procopio Defendants from the Subject Litigation shall fully and completely release and dismiss them with prejudice from any claims, demands, and potential causes of action including, but not limited to, those arising out of, connected with, or incidental to the Subject Litigation, except as provided for herein. Any failure by any other Party to fulfill or abide by the terms of this Agreement, or more specifically any failure by Islet Sciences to satisfy the terms of

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its Agreement with Sand Dollar, shall not be actionable against the Procopio Defendants under any theory of liability, claim or cause of action whatsoever.

(3) **Mutual Releases and Discharge**.

a. The Procopio Defendants' Release and Discharge of the Islet Defendants. As part of this Agreement between the Procopio Defendants and the Islet Defendants, the Procopio Defendants do hereby and for their past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with them, completely releases, acquits and fully, finally and forever discharges the Islet Defendants, their (in each case and as intended third-party beneficiaries) past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with them (collectively the "Islet Released Parties") from any and all claims, actions, rights, attorneys' fees, obligations, costs, liens, judgments, demands, d amages, liabilities, expenses, compensations and causes of action of any and every kind, nature and character whatsoever, known or unknown, which the Procopio Defendants may now have, have ever had or may have in the future against the Islet Defendants or the Islet Released Parties including, but not limited to, those based upon, related to, arising out of or in any way connected with the Subject Litigation, or the allegations made therein,

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based on any theory of recovery, except for Procopio Defendants' obligations expressly provided herein.

b. The Islet Defendants' Release and Discharge of the Procopio Defendants. As part of this Agreement between the Procopio Defendants and the Islet Defendants, the Islet Defendants do hereby and for their past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with them, completely release, acquit and fully, finally and forever discharge the Procopio Defendants, their (in each case and as intended third-party beneficiaries) past, present and future officers, directors, agents, employees, shareholders, members, partners, successors, predecessors, principals, owners, insurers, affiliates, attorneys, accountants, assigns, heirs, executors, administrators and representatives and all persons and entities acting by, through, under or in concert with them (collectively the "Procopio Released Parties") from any and all claims, actions, rights, attorneys' fees, obligations, costs, liens, judgments, demands, damages, liabilities, expenses, compensations and causes of action of any and every kind, nature and character whatsoever, known or unknown, which the Islet Defendants may now have, have ever had or may have in the future against the Procopio Defendants and the Procopio Released Parties including, but not limited to, those based upon, related to, arising out of or in any way connected with the Subject Litigation, or the allegations made therein, based on any theory of recovery, except for Islet Defendant's obligations expressly provided herein.

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VII.
AGREEMENT BY AND BETWEEN ALL PARTIES

(1) **Dismissal of the Subject Litigation**. Upon the full and final payment of $125,000 by the Procopio Defendants, and the full and final payment of all consideration required under Paragraph V(3), Sand Dollar will dismiss the entire Subject Litigation with prejudice, but will first dismiss Rhodes without prejudice. Upon payment of the First Installment, Sand Dollar will execute and deliver to Mr. Kirby those documents and motions that Mr. Kirby may reasonably request to dismiss the entire Subject Litigation with prejudice, which documents will be held in trust pending the satisfaction of the conditions of dismissal set forth above.

(2) **Covenants as to Defendant Rhodes**. As noted above, defendant Rhodes has not appeared in the Subject Litigation. All Parties covenant and agree that they will not bring or pursue any legal action or claim against, nor seek indemnity from, Rhodes arising from the Subject Litigation or the matters covered by this Agreement. However, it is expressly acknowledged and agreed that, if Rhodes files or threatens to file or pursue any legal action or claim against any of the Parties who are signatories to this Agreement, then any Party sued by Rhodes shall be deemed to have fully reserved and retained all claims, cross-claims or counterclaims that each Party being sued by Rhodes has, had or may have solely against Rhodes. As of the date of this Agreement, Sand Dollar represents and warrants that it does not have any actual knowledge of any claim made by Rhodes against Sand Dollar.

(3) **Good Faith Settlement Determination**. The Parties acknowledge and agree that the settlement set forth herein, if fully performed by the Parties, shall

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constitute a "good faith settlement" under California law, and the Parties agree that none of them will oppose a motion for a good faith settlement determination by any of the defendants if such a motion is ever made in the Subject Litigation or in any related proceeding, providing that the defendant seeking such a determination has fully performed its or their obligations under this Agreement.

(4) **Representations and Warranties**. Each Party represents and warrants to the other Parties that no other releases, consents, approvals or settlements are necessary from any other person or entity to release and discharge completely the other Parties and relevant Released Parties from the claims specified herein. Each of the signatories to this Agreement warrants and represents that he, she or it is competent and authorized to enter into and fully perform this Agreement on behalf of the Party for whom he, she or it purports to sign, and that all actions or approvals necessary to enter into and fully perform this Agreement have been obtained and remain in full force and effect. Any corporation signing this Agreement represents and warrants that this Agreement is executed with the authority of its Board of Directors, Membership, or Partnership of said corporation. Each o f the signatories to this Agreement further represents and warrants that he, she or it has authority to irrevocably bind all persons and entities in accord with and to the extent set forth in this Agreement. Each Party agrees to fully indemnify, defend and hold harmless all other Parties, including each Party's Released Parties, from and against any and all claims, liabilities, damages or expenses that may be asserted against or incurred by a Party or such Party's Released Parties by one not a party to this Agreement, who claims that his, her or its consent to

the terms of this Agreement was required by one of the Parties, in beach of the foregoing representations and warranties.

(5) **Execution Not an Admission.** This Agreement is the result of a settlement and compromise of disputed matters as set forth herein. By entering into this Agreement, no Party hereto admits that the claims of the other are valid or meritorious, and each Party hereto agrees that the terms of this Agreement shall never be used, referred to, or considered as an admission of liability of such claims.

(6) **Furtherance of Agreement**. The Parties agree that they will act in good faith to further facilitate this Agreement and to cooperate with one another in implementing the terms of this Agreement.

(7) **Full and Complete Investigation**. The Parties have made an investigation of the facts pertaining to this settlement and to this Agreement, and all the matters pertaining thereto, as they deem necessary and appropriate to their decision to enter into this Agreement.

(8) **Attorneys' Fees and Costs in the Subject Litigation**. Each Party shall bear and be solely responsible for such Party's attorneys' fees, disbursements, and other costs incurred to date as a result of the Subject Litigation.

(9) **Continued Jurisdiction of the Court**. In the event a dispute arises regarding the finalization or documentation of this Agreement, the Parties agree that the Honorable Ruben B. Brooks, Magistrate Judge of the Southern District of California, shall retain jurisdiction to arbitrate and conclusively determine any such dispute without any appeal rights. In the event a dispute is brought before Judge

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Brooks pursuant to this Paragraph, each Party shall bear its own attorneys' fees and costs, notwithstanding the provisions of Paragraph (12) below.

(10) **Legal Representation**. The Parties acknowledge they have received the advice of independent legal counsel prior to the execution of this Agreement and had the opportunity to receive a full and complete explanation from legal counsel regarding the legal nature and effect of the Agreement, and each Party further represents that he, she or it understands the terms and provisions of this Agreement and their nature and effect. The Parties further represent that they are entering into this Agreement freely and voluntarily, relying solely upon the advice of their own counsel. The Parties agree that this Agreement shall be interpreted simply, in accordance with its plain meaning, and shall not be construed or interpreted for or against any Party, regardless of the source of draftsmanship.

(11) **No Reliance on Representations Not in This Agreement**. No Party to this Agreement has made any statement or representation to any other Party regarding any fact or right upon entering into this Agreement, and no Party has relied upon any statement, representation or promise of any other Party (or of any Party's Released Parties) in executing this Agreement, or making the settlement provided for herein, except as expressly stated in this Agreement.

(12) **Waiver**. No breach of any provision herein can be waived except in writing by the Party against whom enforcement of the waiver is sought. Waiver of one breach of any provision herein shall not be deemed to be a waiver of any other breach of the same or any other provision herein. Failure on the part of any Party to complain of any act or failure to act of any other Party or to declare any other Party

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in default hereunder, irrespective of how long such failure continues, shall not constitute a waiver of the rights of such Party hereunder.

(13) **Counterpart Copies and Fax or Electronic Signatures**. This Agreement may be executed in counterparts in original or by way of e-mail or facsimile signature. When each Party has signed and delivered such counterpart, each counterpart shall be deemed an original, an d, when taken together with other signed counterparts, shall constitute one and the same agreement which shall be binding upon and effective as to the Parties. No counterpart shall be effective until all Parties hereto have executed and delivered an executed counterpart hereof. In the event this Agreement is executed or delivered via fax or e-mail, the fax copy or printout of such e-mail shall have the same validity as an original for all purposes including but not limited to utilization of the procedures for settling a dispute.

(14) **Successors and Assigns**. This Agreement may not be assigned by any Party without the prior written consent of the other Parties. Subject to the foregoing provisions, this Agreement shall inure to the benefit of the Parties and all Released Parties and shall be biding upon the Parties and their respective heirs, successors and assigns.

(15) **Attorneys' Fees and Costs to Interpret or Enforce This Agreement**. If any action to regarding the terms of this Agreement occurs in the future, the non-prevailing Party shall be responsible for the payment of the prevailing Party's reasonable attorneys' fees and costs incurred to interpret or enforce the terms of this Agreement, or to remedy or compensate for a material breach of this Agreement, except as specifically set forth in Paragraph (6) above.

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(16) **<u>Applicable Law and Venue</u>**. This Agreement is made, executed and entered into and shall be governed by the internal laws of the State of California, and any proceeding involving this Agreement shall be brought in federal court in the Southern District of California.

(17) **<u>Entire Agreement</u>**. This Agreement is the entire agreement of the Parties relating to the matters stated therein and supersedes any previous oral or written agreements, statements and understandings with respect to such matters.

(18) **<u>Waiver of Civil Code Section 1542</u>**. The Parties further acknowledge that they may hereafter discover facts different from or in addition to those that they now know or believe to be true with respect to any release herein made, and agree that every release herein made is now and will remain effective, notwithstanding such different or additional facts or the discovery thereof. The Parties hereto expressly waive and relinquish any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code, which are as follows:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Parties acknowledge, warrant and represent that they are familiar with Civil Code Section 1542 and that the effect and import of that provision has been fully explained to them by their attorneys. There is a risk that, subsequent to the execution of this Agreement, the Parties will incur or suffer loss, damage or injuries related to the subject matter of this Agreement, but which is unknown and unanticipated at the time this

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Agreement is signed. The Parties hereby assume the above-mentioned risks and understand that this Agreement shall apply to all unknown and unanticipated claims, losses, damages, or injuries related to the subject matter of this Agreement, as well as those known or anticipated, and upon advice of legal counsel the Parties do hereby waive any and all rights under Civil Code Section 1542.

(19) **Ambiguities**. Attorneys for the Parties have participated in the preparation and negotiation of this Agreement and, thus, it is understood and agreed that the general rule that ambiguities are to be construed against the drafter shall not apply to this Agreement. In the event that any language of this Agreement is found to be ambiguous, the Parties shall have an opportunity to present evidence with respect to any such ambiguous language as permitted by California law.

(20) **Severability**. If any provision of this Agreement is held to be illegal, invalid or unenforceable under existing or future applicable laws, such provisions shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, Invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(21) **Modifications**. This Agreement may only be amended by a written agreement signed by all Parties.

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(22) **Materiality**. Each provision of this Agreement shall be considered material for the purpose of establishing a breach of this Agreement.

(23) **Knowing and Voluntary Agreement**. The Parties acknowledge that, before signing this Agreement, they were given a reasonable amount of time in which to consider this Agreement. The Parties waive any right they may have to additional time within which to consider this Agreement. The Parties further acknowledge that: (1) they took advantage of the time they were given to consider this Agreement before signing it; (2) they carefully read this Agreement; (3) they fully understand all of its terms; (4) they are knowingly and voluntarily entering into this Agreement; (5) they are receiving valuable consideration in exchange for their execution of this Agreement that they would not otherwise be entitled to receive; and (6) before signing this Agreement, they had an adequate opportunity to consult their private legal counsel to the extent they each deemed appropriate.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

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PLEASE READ CAREFULLY.

THIS AGREEMENT INCLUDES A RELEASE OF KNOWN AND UNKNOWN CLAIMS.

THE SIGNATORIES HAVE CAREFULLY READ THIS ENTIRE AGREEMENT. THE SIGNATORIES FULLY UNDERSTAND THE FINAL AND BINDING EFFECT OF THIS AGREEMENT. THE ONLY PROMISES MADE TO ANY SIGNATORY ABOUT THIS AGREEMENT, AND TO INDUCE ITS EXECUTION, ARE CONTAINED IN THIS AGREEMENT. THE SIGNATORIES ARE SIGNING THIS AGREEMENT VOLUNTARILY.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above

[SIGNATURES IMMEDIATELY FOLLOW]

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DATE: 10/25/2013 JOHN STEEL

DATE:________________ JONATHAN LAKEY

DATE:________________ MICHAEL J. KINKELAAR

DATE:________________ SAND DOLLAR PARTNERS, L.L.C.

By:________________
John (Jack) Neubeck
MANAGING MEMBER

ISLET SCIENCES, INC.

DATE:________________

By, Joel Perlin
VICE PRESIDENT

DATE:________________ PROCOPIO, CORY, HARGREAVES & SAVITCH LLP

By, Robert G. Russell, Jr.
PARTNER/GENERAL COUNSEL

KNLHI 1828382

SIGNATURE PAGE FOR SETTLEMENT AGREEMENT AND
MUTUAL RELEASE OF ALL CLAIMS

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DATE:____________________ ____________________
JOHN STEEL

DATE: Oct 25/13 ____________________
JONATHAN LAKEY

DATE:____________________ ____________________
MICHAEL J. KINKELAAR

DATE:____________________ SAND DOLLAR PARTNERS, L.L.C.

By:____________________
John (Jack) Neubeck
MANAGING MEMBER

ISLET SCIENCES, INC.

DATE:____________________ ____________________
By, Joel Perlin
VICE PRESIDENT

DATE:____________________ PROCOPIO, CORY, HARGREAVES & SAVITCH LLP

____
By, Robert G. Russell, Jr.
PARTNER/GENERAL COUNSEL

DATE:____________________ ____________________
JOHN STEEL

DATE:____________________ ____________________
JONATHAN LAKEY

DATE: 10/25/13 ____________________
MICHAEL J. KINKELAAR

DATE:____________________ SAND DOLLAR PARTNERS, L.L.C.

By:____________________
John (Jack) Neubeck
MANAGING MEMBER

ISLET SCIENCES, INC.

DATE:____________________ ____________________
By, Joel Perlin
VICE PRESIDENT

DATE: October 25, 2013 PROCOPIO, CORY, HARGREAVES & SAVITCH LLP

____
By, Robert G. Russell, Jr.
PARTNER/GENERAL COUNSEL

KNI IP\1182838 2

SIGNATURE PAGE FOR SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS

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DATE:__________________ ________________________
JOHN STEEL

DATE:__________________ ________________________
JONATHAN LAKEY

DATE:__________________ ________________________
MICHAEL J. KINKELAAR

DATE: 10/25/13

SAND DOLLAR PARTNERS, L.L.C.

By: [signature]
John (Jack) Neubeck
MANAGING MEMBER

ISLET SCIENCES, INC.

DATE:__________________ ________________________
By, Joel Perlin
VICE PRESIDENT

DATE:__________________

PROCOPIO, CORY, HARGREAVES & SAVITCH LLP

____
By, Robert G. Russell, Jr.
PARTNER/GENERAL COUNSEL

KNLH\1182838.2

SIGNATURE PAGE FOR SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS

MJK

DATE: ____________________ ____________________
JOHN STEEL

DATE: ____________________ ____________________
JONATHAN LAKEY

DATE: ____________________ ____________________
MICHAEL J. KINKELAAR

DATE: ____________________ SAND DOLLAR PARTNERS, L.L.C.

By: ____________________
John (Jack) Neubeck
MANAGING MEMBER

ISLET SCIENCES, INC.

DATE: October 25, 2013 ____________________
By, Joel Perlin
VICE PRESIDENT

DATE: ____________________ PROCOPIO, CORY, HARGREAVES & SAVITCH LLP

____
By, Robert G. Russell, Jr.
PARTNER/GENERAL COUNSEL

SIGNATURE PAGE FOR SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS

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DATE:______________________ ______________________________
JOHN STEEL

DATE:______________________ ______________________________
JONATHAN LAKEY

DATE:______________________ ______________________________
MICHAEL J. KINKELAAR

DATE:______________________ SAND DOLLAR PARTNERS, L.L.C.

By:___________________________
John (Jack) Neubeck
MANAGING MEMBER

ISLET SCIENCES, INC.

DATE:______________________ ______________________________
By, Joel Perlin
VICE PRESIDENT

DATE: October 25, 2013 PROCOPIO, CORY, HARGREAVES & SAVITCH LLP

____
By, Robert G. Russell, Jr.
PARTNER/GENERAL COUNSEL

KNLH01182838.2

SIGNATURE PAGE FOR SETTLEMENT AGREEMENT AND
MUTUAL RELEASE OF ALL CLAIMS

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APPROVED AS TO FORM:

DATE: 10/25/13

MICHAEL J. RUSING
Attorney for SAND DOLLAR PARTNERS, L.L.C.

DATE: ____________________

MICHAEL L. KIRBY
Attorney for ISLET SCIENCES, INC., JOHN STEELE, JONATHAN LAKEY

DATE: ____________________

LAWRENCE A. STECKMAN
Attorney for ISLET SCIENCES, INC., JOHN STEELE, JONATHAN LAKEY

DATE: ____________________

DOUGLAS M. BUTZ
Attorney for PROCOPIO, CORY, HARGREAVES & SAVITCH LLP, MICHAEL J. KINKELAAR

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APPROVED AS TO FORM:

DATE:______________________

____
MICHAEL J. RUSING
Attorney for SAND DOLLAR PARTNERS, L.L.C.

DATE: 10/25/13

____
MICHAEL L. KIRBY
Attorney for ISLET SCIENCES, INC., JOHN STEELE, JONATHAN LAKEY

DATE: 10/25/13

____
LAWRENCE A. STECKMAN
Attorney for ISLET SCIENCES, INC., JOHN STEELE, JONATHAN LAKEY

DATE:______________________

____
DOUGLAS M. BUTZ
Attorney for PROCOPIO, CORY, HARGREAVES & SAVITCH LLP, MICHAEL J. KINKELAAR

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APPROVED AS TO FORM:

DATE:_______________________

MICHAEL J. RUSING
Attorney for SAND DOLLAR PARTNERS, L.L.C.

DATE:_______________________

MICHAEL L. KIRBY
Attorney for ISLET SCIENCES, INC., JOHN STEELE, JONATHAN LAKEY

DATE:_______________________

LAWRENCE A. STECKMAN
Attorney for ISLET SCIENCES, INC., JOHN STEELE, JONATHAN LAKEY

DATE: 10·25·13

Jay Sheklosky FOR
DOUGLAS M. BUTZ
Attorney for PROCOPIO, CORY, HARGREAVES & SAVITCH LLP, MICHAEL J. KINKELAAR

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